UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2026

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Toyota Motor Credit Corporation (the “Company” or “TMCC”) announced today that Scott Cooke, the Company’s President and Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”), will retire as President, Chief Executive Officer and Director effective April 6, 2026. After his retirement from these positions, Mr. Cooke will serve as Executive Advisor, supporting the Americas Oceania Region of Toyota Financial Services Corporation until June 30, 2026.

The Board has appointed Alec Hagey to succeed Mr. Cooke as President and Chief Executive Officer and Chairman of the Board of TMCC effective April 6, 2026. Mr. Hagey currently serves as executive advisor and previously served as Senior Vice President and Chief Operating Officer of the Company. Mr. Hagey first joined Toyota in 1990 and is expected to also serve as President and Chief Operating Officer of Toyota Financial Services International Corporation, the Company’s parent. For additional biographical information on Messrs. Cooke and Hagey, please see our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, which was filed with the Securities and Exchange Commission on June 3, 2025.

A copy of the press release relating to these changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued April 3, 2026 (furnished pursuant to Item 8.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: April 3, 2026	By:	/s/ Ellen L. Farrell
Ellen L. Farrell
Group Vice President, Chief Legal, Compliance and Administrative Officer, and Secretary